AGREEMENT AND PLAN OF REORGANIZATION

BY AND BETWEEN

AMERICAN CENTURY PREMIUM RESERVES, INC.

AMERICAN CENTURY MUTUAL FUNDS, INC.

and

AMERICAN CENTURY INVESTMENT TRUST

TABLE OF CONTENTS
         Preamble 1
1.       Transfer of Assets of Intermediate-Term Bond         2
2.       Transfer of Assets of Bond 3
3.       Transfer of Assets of Premium Bond 4
4.       Liquidating Distribution and Termination    5
5.       Valuation Time    6
6.       Certain Representations, Warranties and Agreements of ACMF    6
7.       Certain Representations, Warranties and Agreements of ACMF    9
8.       Certain Representations, Warranties and Agreements of ACPR    12
9.       Certain Representations, Warranties and Agreements of ACIT    14
10.      Shareholder Action on Behalf of Intermediate-Term Bond        16
11.      Shareholder Action on Behalf of Bond        17
12.      Shareholder Action on Behalf of Premium Bond         17
13.      Registration Statement and Proxy Solicitation Materials       18
14.      Effective Time of the Reorganization        18
15.      ACIT Conditions   19
16.      ACMF Conditions   22
17.      ACPR Conditions   23
18.      Tax Documents     24
19.      Further Assurances         25
20.      Termination of Representations and Warranties        25
21.      Termination of Agreement   25
22.      Amendment and Waiver       26
23.      Governing Law     27
24.      Successors and Assigns     27
25.      Beneficiaries     27
26.      ACIT Liability    27
27.      ACMF Liability    27
28.      ACPR Liability    28
29.      Notices  29
30.      Expenses 29
31.      Entire Agreement  29
32.      Counterparts      29
AGREEMENT AND PLAN OF REORGANIZATION

         AGREEMENT AND PLAN OF REORGANIZATION made as of August 8, 2001 by and between American Century Premium Reserves, Inc., a Maryland corporation ("ACPR"), American Century Mutual Funds, Inc., a Maryland corporation ("ACMF"), and American Century Investment Trust, a Massachusetts business trust ("ACIT").

         WHEREAS, the parties desire that substantially all of the assets and liabilities of the Intermediate-Term Bond portfolio of ACMF ("Intermediate-Term Bond") be transferred to, and be acquired and assumed by, the Diversified Bond portfolio of ACIT ("Diversified Bond") in exchange for shares of Diversified Bond which shall thereafter be distributed by ACMF to the holders of shares of Intermediate-Term Bond, all as described in this Agreement (the "Reorganization");

         WHEREAS, the parties desire that substantially all of the assets and liabilities of the Bond portfolio of ACMF ("Bond") be transferred to, and be acquired and assumed by, the Diversified Bond portfolio of ACIT ("Diversified Bond") in exchange for shares of Diversified Bond which shall thereafter be distributed by ACMF to the holders of shares of Bond, all as described in this Agreement (the "Reorganization");

         WHEREAS, the parties desire that substantially all of the assets and liabilities of the Premium Bond portfolio of ACPR ("Premium Bond") be transferred to, and be acquired and assumed by, the Diversified Bond portfolio of ACIT ("Diversified Bond") in exchange for shares of Diversified Bond which shall thereafter be distributed by ACPR to the holders of shares of Premium Bond, all as described in this Agreement (the "Reorganization");

         WHEREAS, the parties intend that the transfer of assets, assumption of liabilities and distribution of shares in Intermediate-Term Bond be treated as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code");

WHEREAS, the parties intend that the transfer of assets, assumption of liabilities and distribution of shares in Bond be treated as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code");

         WHEREAS, the parties intend that the transfer of assets, assumption of liabilities and distribution of shares in Premium Bond be treated as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

         WHEREAS, the parties intend that in connection with the Reorganization, Intermediate-Term Bond, Bond, and Premium Bond shall be terminated and de-registered as described in this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and subject to the terms and conditions hereof, and intending to be legally bound hereby, ACPR, ACMF and ACIT agree as follows:

1.       TRANSFER OF ASSETS OF INTERMEDIATE-TERM BOND.

         1.1. At the Effective Time (as defined in Section 8), ACMF shall transfer and convey to ACIT, on behalf of Diversified Bond, all property of every description, and all interests, rights, privileges and powers of Intermediate-Term Bond (such assets, the "Intermediate-Term Bond Assets"). Simultaneously, ACIT shall, on behalf of Diversified Bond, accept the Intermediate-Term Bond Assets and assume all liabilities, whether accrued, absolute, contingent or otherwise, of Intermediate-Term Bond reflected in the calculation of Intermediate-Term Bond's net asset value (the "Intermediate-Term Bond Liabilities"). As a result, at and after the Effective Time: (i) all assets of Intermediate-Term Bond shall become and be the assets of Diversified Bond; and (ii) all known liabilities of Intermediate-Term Bond reflected as such in the calculation of Intermediate-Term Bond's net asset value shall attach to Diversified Bond as aforesaid and may thenceforth be enforced against Diversified Bond to the extent as if the same had been incurred by it. Without limiting the generality of the foregoing, the Intermediate-Term Bond Assets shall include all property and assets of any nature whatsoever, including without limitation, all cash, cash equivalents, securities, other investments, claims and receivables (including dividend and interest receivables) owned by Intermediate-Term Bond, and any deferred or prepaid expenses shown as an asset on Intermediate-Term Bond's books at the Effective Time, and all good will, other intangible property and books and records belonging to Intermediate-Term Bond. Recourse by any person for the Intermediate-Term Bond Liabilities assumed by Diversified Bond shall, at and after the Effective Time, be limited to Diversified Bond.

         1.2. In exchange for the transfer of the Intermediate-Term Bond Assets and the assumption of the Intermediate-Term Bond Liabilities, ACIT shall simultaneously issue at the Effective Time to Intermediate-Term Bond a number of full and fractional shares (to the third decimal place) of Diversified Bond, all determined and adjusted as provided in this Agreement. The number of shares of Diversified Bond so issued will have an aggregate net asset value equal to the value of the Intermediate-Term Bond Assets, less the Intermediate-Term Bond Liabilities, that are represented by shares of Intermediate-Term Bond, the holders of which shall receive shares of Diversified Bond, all determined and adjusted as provided in this Agreement.

         1.3. The net asset values of shares of Diversified Bond and of Intermediate-Term Bond shall be determined as of the Valuation Time, as defined in Section 3.

         1.4. The net asset value of shares of Diversified Bond shall be computed in the manner set forth in Diversified Bond's then-current prospectus under the Securities Act of 1933, as amended (the "1933 Act"). The net asset value of the Intermediate-Term Bond Assets to be transferred by ACMF shall be computed by ACMF and shall be subject to adjustment by the amount, if any, agreed to by ACIT and ACMF. In determining the value of the securities transferred by Intermediate-Term Bond to Diversified Bond, each security shall be priced in accordance with the policies and procedures of ACIT as described in its then-current prospectus and statement of additional information and adopted by ACIT's Board of Trustees, which are and shall be consistent with the policies now in effect for ACMF. Price quotations and the security characteristics relating to establishing such quotations shall be determined by ACIT, provided that such determination shall be subject to the approval of ACMF.

2.       TRANSFER OF ASSETS OF BOND.

         2.1. At the Effective Time (as defined in Section 8), ACMF shall transfer and convey to ACIT, on behalf of Diversified Bond, all property of every description, and all interests, rights, privileges and powers Bond (such assets, the "Bond Assets"). Simultaneously, ACIT shall, on behalf of Diversified Bond, accept the Bond Assets and assume all liabilities, whether accrued, absolute, contingent or otherwise, of Bond reflected in the calculation of Bond's net asset value (the "Bond Liabilities"). As a result, at and after the Effective Time: (i) all assets of Bond shall become and be the assets of Diversified Bond; and (ii) all known liabilities of Bond reflected as such in the calculation of Bond's net asset value shall attach to Diversified Bond as aforesaid and may thenceforth be enforced against Diversified Bond to the extent as if the same had been incurred by it. Without limiting the generality of the foregoing, the Bond Assets shall include all property and assets of any nature whatsoever, including without limitation, all cash, cash equivalents, securities, other investments, claims and receivables (including dividend and interest receivables) owned by Bond, and any deferred or prepaid expenses shown as an asset on Bond's books at the Effective Time, and all good will, other intangible property and books and records belonging to Bond. Recourse by any person for the Bond Liabilities assumed by Diversified Bond shall, at and after the Effective Time, be limited to Diversified Bond.

         2.2. In exchange for the transfer of the Bond Assets and the assumption of the Bond Liabilities, ACIT shall simultaneously issue at the Effective Time to Bond a number of full and fractional shares (to the third decimal place) of Diversified Bond, all determined and adjusted as provided in this Agreement. The number of shares of Diversified Bond so issued will have an aggregate net asset value equal to the value of the Bond Assets, less the Bond Liabilities, that are represented by shares of Bond, the holders of which shall receive shares of Diversified Bond, all determined and adjusted as provided in this Agreement.

         2.3. The net asset values of shares of Diversified Bond and of Bond shall be determined as of theValuation Time, as defined in Section 5.

         2.4. The net asset value of shares of Diversified Bond shall be computed in the manner set forth in Diversified Bond's then-current prospectus under the Securities Act of 1933, as amended (the "1933 Act"). The net asset value of the Bond Assets to be transferred by ACMF shall be computed by ACMF and shall be subject to adjustment by the amount, if any, agreed to by ACIT and ACMF. In determining the value of the securities transferred by Bond to Diversified Bond, each security shall be priced in accordance with the policies and procedures of ACIT as described in its then-current prospectus and statement of additional information and adopted by ACIT's Board of Trustees, which are and shall be consistent with the policies now in effect for ACMF. Price quotations and the security characteristics relating to establishing such quotations shall be determined by ACIT, provided that such determination shall be subject to the approval of ACMF.

3.       TRANSFER OF ASSETS OF PREMIUM BOND.

         3.1. At the Effective Time (as defined in Section 8), ACPR shall transfer and convey to ACIT, on behalf of Diversified Bond, all property of every description, and all interests, rights, privileges and powers Premium Bond (such assets, the "Premium Bond Assets"). Simultaneously, ACIT shall, on behalf of Diversified Bond, accept the Premium Bond Assets and assume all liabilities, whether accrued, absolute, contingent or otherwise, of Premium Bond reflected in the calculation of Premium Bond's net asset value (the "Premium Bond Liabilities"). As a result, at and after the Effective Time: (i) all assets of Premium Bond shall become and be the assets of Diversified Bond; and (ii) all known liabilities of Premium Bond reflected as such in the calculation of Premium Bond's net asset value shall attach to Diversified Bond as aforesaid and may thenceforth be enforced against Diversified Bond to the extent as if the same had been incurred by it. Without limiting the generality of the foregoing, the Premium Bond Assets shall include all property and assets of any nature whatsoever, including without limitation, all cash, cash equivalents, securities, other investments, claims and receivables (including dividend and interest receivables) owned by Premium Bond, and any deferred or prepaid expenses shown as an asset on Premium Bond's books at the Effective Time, and all good will, other intangible property and books and records belonging to Premium Bond. Recourse by any person for the Premium Bond Liabilities assumed by Diversified Bond shall, at and after the Effective Time, be limited to Diversified Bond.

         3.2. In exchange for the transfer of the Premium Bond Assets and the assumption of the Premium Bond Liabilities, ACIT shall simultaneously issue at the Effective Time to Premium Bond a number of full and fractional shares (to the third decimal place) of Diversified Bond, all determined and adjusted as provided in this Agreement. The number of shares of Diversified Bond so issued will have an aggregate net asset value equal to the value of the Premium Bond Assets, less the Premium Bond Liabilities, that are represented by shares of Premium Bond, the holders of which shall receive shares of Diversified Bond, all determined and adjusted as provided in this Agreement.

         3.3. The net asset values of shares of Diversified Bond and of Premium Bond shall be determined as of the Valuation Time, as defined in
Section 5.

         3.4. The net asset value of shares of Diversified Bond shall be computed in the manner set forth in Diversified Bond's then-current prospectus under the Securities Act of 1933, as amended (the "1933 Act"). The net asset value of the Premium Bond Assets to be transferred by ACPR shall be computed by ACPR and shall be subject to adjustment by the amount, if any, agreed to by ACIT and ACPR. In determining the value of the securities transferred by Premium Bond to Diversified Bond, each security shall be priced in accordance with the policies and procedures of ACIT as described in its then-current prospectus and statement of additional information and adopted by ACIT's Board of Trustees, which are and shall be consistent with the policies now in effect for ACPR. Price quotations and the security characteristics relating to establishing such quotations shall be determined by ACIT, provided that such determination shall be subject to the approval of ACPR.

4.       LIQUIDATING DISTRIBUTION AND TERMINATION.

         4.1. Immediately after the Effective Time, Intermediate-Term Bond shall distribute in the complete liquidation pro rata to the record holders of its shares at the Effective Time the shares of Diversified Bond to be received by the record holders of Intermediate-Term Bond. In accordance with instructions it receives from ACMF, ACIT shall record on its books the ownership of shares of Diversified Bond by the record holders of shares of Intermediate-Term Bond. All of the issued and outstanding shares of Intermediate-Term Bond shall be redeemed and canceled on the books of ACMF at the Effective Time and shall thereafter represent only the right to receive the shares of Diversified Bond, and Intermediate-Term Bond's transfer books shall be closed permanently. As soon as practicable after the Effective Time, ACMF shall take all steps as shall be necessary and proper to effect the dissolution of Intermediate-Term Bond under federal and state law. After the Effective Time, ACMF shall not conduct any business with respect to Intermediate-Term Bond except in connection with Intermediate-Term Bond's liquidation and dissolution.

         4.2. Immediately after the Effective Time, Bond shall distribute in the complete liquidation pro rata to the record holders of its shares at the Effective Time the shares of Diversified Bond to be received by the record holders of Bond. In accordance with instructions it receives from ACMF, ACIT shall record on its books the ownership of shares of Diversified Bond by the record holders of shares of Bond. All of the issued and outstanding shares of Bond shall be redeemed and canceled on the books of ACMF at the Effective Time and shall thereafter represent only the right to receive the shares of Diversified Bond, and Bond's transfer books shall be closed permanently. As soon as practicable after the Effective Time, ACMF shall take all steps as shall be necessary and proper to effect the dissolution of Bond under federal and state law. After the Effective Time, ACMF shall not conduct any business with respect to Bond except in connection with Bond's liquidation and dissolution.

         4.3. Immediately after the Effective Time, Premium Bond shall distribute in the complete liquidation pro rata to the record holders of its shares at the Effective Time the shares of Diversified Bond to be received by the record holders of Premium Bond. In accordance with instructions it receives from ACPR, ACIT shall record on its books the ownership of shares of Diversified Bond by the record holders of shares of Premium Bond. All of the issued and outstanding shares of Premium Bond shall be redeemed and canceled on the books of ACPR at the Effective Time and shall thereafter represent only the right to receive the shares of Diversified Bond, and Premium Bond's transfer books shall be closed permanently. As soon as practicable after the Effective Time, ACPR shall take all steps as shall be necessary and proper to effect the dissolution of Premium Bond under federal and state law. After the Effective Time, ACPR shall not conduct any business with respect to Premium Bond except in connection with Premium Bond's liquidation and dissolution.

5.       VALUATION TIME.

         Subject to Section 1.4, 2.4 and 3.4 hereof, the Valuation Time for the Reorganization shall be on such date as may be agreed by the duly authorized officers of both parties hereto.

6.       CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF ACMF.

         ACMF, on behalf of itself and Intermediate-Term Bond, represents and warrants to, and agrees with, ACIT as follows:

         6.1. ACMF is a Maryland corporation duly created pursuant to its Articles of Incorporation for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of, and duly authorized to transact business in, the State of Maryland. Intermediate-Term Bond is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and such registration is in full force and effect.

         6.2. ACMF has power to own all of its properties and assets and, subject to the approval of shareholders referred to herein, to carry out and consummate the transactions contemplated hereby, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

         6.3. This Agreement has been duly authorized, executed and delivered by ACMF, and represents ACMF's valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate ACMF's Articles of Incorporation, By-laws, or any agreement or arrangement to which it is a party or by which it is bound.

         6.4. Intermediate-Term Bond has elected to qualify and has qualified as a "regulated investment company" under Subtitle A, Chapter 1, Subchapter M, Part I of the Code, as of and since its first taxable year; has been a regulated investment company at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a regulated investment company until the Effective Time.

         6.5. All federal, state, local and foreign income, profits, franchise, sales, withholding, customs, transfer and other taxes, including interest, additions to tax and penalties (collectively, "Taxes") relating to the Intermediate-Term Bond Assets or properly shown to be due on any return filed by Intermediate-Term Bond with respect to taxable periods ending on or prior to, and the portion of any interim period up to, the date hereof have been fully and timely paid or provided for; and there are no levies, liens, or other encumbrances relating to Taxes existing, threatened or pending with respect to the Intermediate-Term Bond Assets.

         6.6. The financial statements of Intermediate-Term Bond for the fiscal year ended October 31, 2000, audited by Deloitte & Touche LLP, independent auditors, copies of which have been previously furnished to ACIT, present fairly the financial position of Intermediate-Term Bond as of October 31, 2000 and the results of its operations for the year then ending, in conformity with generally accepted accounting principles.

         6.7. Prior to the Valuation Time, Intermediate-Term Bond shall have declared a dividend or dividends, with a record date and ex-dividend date prior to such Valuation Time, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income, if any, for the taxable periods or years ended on or before Intermediate-Term Bond's most recent fiscal year end, and for the period from said date to and including the Effective Time (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in taxable periods or years ended on or before Intermediate-Term Bond's fiscal year end and for the period from said date to and including the Effective Time. Such dividends will be paid to shareholders of Intermediate-Term Bond prior to the Effective Date.

         6.8. At both the Valuation Time and the Effective Time, there shall be no known liabilities of Intermediate-Term Bond, whether accrued, absolute, contingent or otherwise, not reflected in the net asset value per share of its outstanding shares.

         6.9. There are no legal, administrative or other proceedings pending or, to ACMF's knowledge threatened, against ACMF or Intermediate-Term Bond which could result in liability on the part of Intermediate-Term Bond.

         6.10. Subject to the approval of shareholders, at both the Valuation Time and the Effective Time, ACMF shall have full right, power and authority to assign, transfer and deliver the Intermediate-Term Bond Assets and, upon delivery and payment for the Intermediate-Term Bond Assets as contemplated herein, Diversified Bond shall acquire good and marketable title thereto, free and clear of all liens and encumbrances, and subject to no restrictions on the ownership or transfer thereof (except as imposed by federal or state securities laws).

         6.11. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by ACMF of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, the rules and regulations under those Acts, and state securities laws.

         6.12. Insofar as the following relate to ACMF, the registration statement filed by ACIT on Form N-14 relating to the shares of Diversified Bond that will be registered with the SEC pursuant to this Agreement, which, without limitation, shall include a proxy statement of ACMF and the prospectus of ACIT with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto or to the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of any shareholders' meeting referred to herein and at the Effective Time: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by ACMF for use in the N-14 Registration Statement.

         6.13. All of the issued and outstanding shares of Intermediate-Term Bond have been duly and validly issued, are fully paid and non-assessable, and were offered for sale and sold in conformity with all applicable federal and state securities laws, and no shareholder of Intermediate-Term Bond has any preemptive right of subscription or purchase in respect of such shares.

7.       CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF ACMF.

         ACMF, on behalf of itself and Bond, represents and warrants to, and agrees with, ACIT as follows:

         7.1. ACMF is a Maryland corporation duly created pursuant to its Articles of Incorporation for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of, and duly authorized to transact business in, the State of Maryland. Bond is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and such registration is in full force and effect.

         7.2. ACMF has power to own all of its properties and assets and, subject to the approval of shareholders referred to herein, to carry out and consummate the transactions contemplated hereby, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

         7.3. This Agreement has been duly authorized, executed and delivered by ACMF, and represents ACMF's valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate ACMF's Articles of Incorporation, By-laws, or any agreement or arrangement to which it is a party or by which it is bound.

         7.4. Bond has elected to qualify and has qualified as a "regulated investment company" under Subtitle A, Chapter 1, Subchapter M, Part I of the Code, as of and since its first taxable year; has been a regulated investment company at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a regulated investment company until the Effective Time.

         7.5. All federal, state, local and foreign income, profits, franchise, sales, withholding, customs, transfer and other taxes, including interest, additions to tax and penalties (collectively, "Taxes") relating to the Bond Assets or properly shown to be due on any return filed by Bond with respect to taxable periods ending on or prior to, and the portion of any interim period up to, the date hereof have been fully and timely paid or provided for; and there are no levies, liens, or other encumbrances relating to Taxes existing, threatened or pending with respect to the Bond Assets.

         7.6. The financial statements of Bond for the fiscal year ended October 31, 2000, audited by Deloitte & Touche LLP, independent auditors, copies of which have been previously furnished to ACIT, present fairly the financial position of Bond as of October 31, 2000 and the results of its operations for the year then ending, in conformity with generally accepted accounting principles.

         7.7. Prior to the Valuation Time, Bond shall have declared a dividend or dividends, with a record date and ex-dividend date prior to such Valuation Time, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income, if any, for the taxable periods or years ended on or before Bond's most recent fiscal year end, and for the period from said date to and including the Effective Time (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in taxable periods or years ended on or before Bond's fiscal year end and for the period from said date to and including the Effective Time. Such dividends will be paid to shareholders of Bond prior to the Effective Date.

         7.8. At both the Valuation Time and the Effective Time, there shall be no known liabilities of Bond, whether accrued, absolute, contingent or otherwise, not reflected in the net asset value per share of its outstanding shares.

         7.9. There are no legal, administrative or other proceedings pending or, to ACMF's knowledge threatened, against ACMF or Bond which could result in liability on the part of Bond.

         7.10. Subject to the approval of shareholders, at both the Valuation Time and the Effective Time, ACMF shall have full right, power and authority to assign, transfer and deliver the Bond Assets and, upon delivery and payment for the Bond Assets as contemplated herein, Diversified Bond shall acquire good and marketable title thereto, free and clear of all liens and encumbrances, and subject to no restrictions on the ownership or transfer thereof (except as imposed by federal or state securities laws).

         7.11. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by ACMF of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, the rules and regulations under those Acts, and state securities laws.

         7.12. Insofar as the following relate to ACMF, the registration statement filed by ACIT on Form N-14 relating to the shares of Diversified Bond that will be registered with the SEC pursuant to this Agreement, which, without limitation, shall include a proxy statement of ACMF and the prospectus of ACIT with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto or to the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of any shareholders' meeting referred to herein and at the Effective Time: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by ACMF for use in the N-14 Registration Statement.

         7.13. All of the issued and outstanding shares of Bond have been duly and validly issued, are fully paid and non-assessable, and were offered for sale and sold in conformity with all applicable federal and state securities laws, and no shareholder of Bond has any preemptive right of subscription or purchase in respect of such shares.

8.       CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF ACPR.

         ACPR, on behalf of itself and Premium Bond, represents and warrants to, and agrees with, ACIT as follows:

         8.1. ACPR is a Maryland corporation duly created pursuant to its Articles of Incorporation for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of, and duly authorized to transact business in, the State of Maryland. Premium Bond is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and such registration is in full force and effect.

         8.2. ACPR has power to own all of its properties and assets and, subject to the approval of shareholders referred to herein, to carry out and consummate the transactions contemplated hereby, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

         8.3. This Agreement has been duly authorized, executed and delivered by ACPR, and represents ACPR's valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate ACPR's Articles of Incorporation, By-laws, or any agreement or arrangement to which it is a party or by which it is bound.

         8.4. Premium Bond has elected to qualify and has qualified as a "regulated investment company" under Subtitle A, Chapter 1, Subchapter M, Part I of the Code, as of and since its first taxable year; has been a regulated investment company at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a regulated investment company until the Effective Time.

         8.5. All federal, state, local and foreign income, profits, franchise, sales, withholding, customs, transfer and other taxes, including interest, additions to tax and penalties (collectively, "Taxes") relating to the Premium Bond Assets or properly shown to be due on any return filed by Premium Bond with respect to taxable periods ending on or prior to, and the portion of any interim period up to, the date hereof have been fully and timely paid or provided for; and there are no levies, liens, or other encumbrances relating to Taxes existing, threatened or pending with respect to the Premium Bond Assets.

         8.6. The financial statements of Premium Bond for the fiscal year ended March 31, 2001, audited by Deloitte & Touche LLP, independent auditors, copies of which have been previously furnished to ACIT, present fairly the financial position of Premium Bond as of March 31, 2001 and the results of its operations for the year then ending, in conformity with generally accepted accounting principles.

         8.7. Prior to the Valuation Time, Premium Bond shall have declared a dividend or dividends, with a record date and ex-dividend date prior to such Valuation Time, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income, if any, for the taxable periods or years ended on or before Premium Bond's most recent fiscal year end, and for the period from said date to and including the Effective Time (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in taxable periods or years ended on or before Premium Bond's fiscal year end and for the period from said date to and including the Effective Time. Such dividends will be paid to shareholders of Premium Bond prior to the Effective Date.

         8.8. At both the Valuation Time and the Effective Time, there shall be no known liabilities of Premium Bond, whether accrued, absolute, contingent or otherwise, not reflected in the net asset value per share of its outstanding shares.

         8.9. There are no legal, administrative or other proceedings pending or, to ACPR's knowledge threatened, against ACPR or Premium Bond which could result in liability on the part of Premium Bond.

         8.10. Subject to the approval of shareholders, at both the Valuation Time and the Effective Time, ACPR shall have full right, power and authority to assign, transfer and deliver the Premium Bond Assets and, upon delivery and payment for the Premium Bond Assets as contemplated herein, Diversified Bond shall acquire good and marketable title thereto, free and clear of all liens and encumbrances, and subject to no restrictions on the ownership or transfer thereof (except as imposed by federal or state securities laws).

         8.11. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by ACPR of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, the rules and regulations under those Acts, and state securities laws.

         8.12. Insofar as the following relate to ACPR, the registration statement filed by ACIT on Form N-14 relating to the shares of Diversified Bond that will be registered with the SEC pursuant to this Agreement, which, without limitation, shall include a proxy statement of ACPR and the prospectus of ACIT with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto or to the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of any shareholders' meeting referred to herein and at the Effective Time: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by ACPR for use in the N-14 Registration Statement.

         8.13. All of the issued and outstanding shares of Premium Bond have been duly and validly issued, are fully paid and non-assessable, and were offered for sale and sold in conformity with all applicable federal and state securities laws, and no shareholder of Premium Bond has any preemptive right of subscription or purchase in respect of such shares.

9.       CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF ACIT.

         ACIT, on behalf of itself and Diversified Bond, represents and warrants to, and agrees with, ACMF and ACPR as follows:

         9.1. ACIT is a Massachusetts business trust duly created pursuant to a Declaration of Trust for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of, and duly authorized to transact business in, the Commonwealth of Massachusetts, Diversified Bond is registered with the SEC as an open-end management investment company under the 1940 Act and such registration is in full force and effect.

         9.2. ACIT has the power to own all of its properties and assets and to carry out and consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

         9.3. This Agreement has been duly authorized, executed and delivered by ACIT, and represents ACIT's valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate ACIT's Declaration of Trust or By-laws or any agreement or arrangement to which it is a party or by which it is bound.

         9.4. Diversified Bond intends to qualify as a "regulated investment company" under Subtitle A, Chapter 1, Subchapter M, Part I of the Code.

         9.5. As a new fund, Diversified Bond does not have audited financial statements.

         9.6. At both the Valuation Time and the Effective Time, there shall be no known liabilities of Diversified Bond whether accrued, absolute, contingent or otherwise, not reflected in the net asset value per share of its shares to be issued pursuant to this Agreement.

         9.7. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against ACIT or Diversified Bond that could result in liability on the part of ACIT or Diversified Bond.

         9.8. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by ACIT of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts, and state securities laws.

         9.9. Insofar as the following relate to ACIT, the N-14 Registration Statement on its effective date, at the time of any shareholders' meetings referred to herein and at the Effective Time: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by ACIT for use in the N-14 Registration Statement.

         9.10. The shares of Diversified Bond to be issued and delivered to Intermediate-Term Bond for the account of record holders of shares of Intermediate-Term Bond pursuant to the terms hereof shall have been duly authorized as of the Effective Time and, when so issued and delivered, shall be registered under the 1933 Act, duly and validly issued, fully paid and non-assessable, and no shareholder of ACIT shall have any preemptive right of subscription or purchase in respect thereto.

         9.11. The shares of Diversified Bond to be issued and delivered to Bond for the account of record holders of shares of Bond pursuant to the terms hereof shall have been duly authorized as of the Effective Time and, when so issued and delivered, shall be registered under the 1933 Act, duly and validly issued, fully paid and non-assessable, and no shareholder of ACIT shall have any preemptive right of subscription or purchase in respect thereto.

         9.12. The shares of Diversified Bond to be issued and delivered to Premium Bond for the account of record holders of shares of Premium Bond pursuant to the terms hereof shall have been duly authorized as of the Effective Time and, when so issued and delivered, shall be registered under the 1933 Act, duly and validly issued, fully paid and non-assessable, and no shareholder of ACIT shall have any preemptive right of subscription or purchase in respect thereto.

10.      SHAREHOLDER ACTION ON BEHALF OF INTERMEDIATE-TERM BOND.

         10.1. As soon as practicable after the effective date of the N-14 Registration Statement, but in any event prior to the Effective Time and as a condition to the Reorganization, the Board of Directors of ACMF shall call, and ACMF shall hold, a meeting of the shareholders of Intermediate-Term Bond for the purpose of considering and voting upon:

                  10.1.1. Approval of this Agreement and the transactions contemplated hereby, including, without limitation:

                  10.1.1.1. The transfer of the Intermediate-Term Bond Assets to Diversified Bond and the assumption by Diversified Bond of the Intermediate-Term Bond Liabilities, in exchange for shares of Diversified Bond, as described in this Agreement; and

                  10.1.1.2. The liquidation of Intermediate-Term Bond through the distribution to its record holders of shares of the shares of Diversified Bond as described in this Agreement; and

                  10.1.2. Such other matters as may be determined by the Board of Directors or authorized officers of the parties.

         10.2. Approval of this Reorganization Agreement by the shareholders of Intermediate-Term Bond shall constitute the waiver of the application of any fundamental policy of Intermediate-Term Bond that might be deemed to prevent them from taking the actions necessary to effectuate the Reorganization as described, and such policies, if any, shall be deemed to have been amended accordingly.

11.      SHAREHOLDER ACTION ON BEHALF OF BOND.

         11.1. As soon as practicable after the effective date of the N-14 Registration Statement, but in any event prior to the Effective Time and as a condition to the Reorganization, the Board of Directors of ACMF shall call, and ACMF shall hold, a meeting of the shareholders of Bond for the purpose of considering and voting upon:

                  11.1.1. Approval of this Agreement and the transactions contemplated hereby, including, without limitation:

                           11.1.1.1.        The transfer of the Bond Assets to
Diversified Bond and the assumption by Diversified Bond of Bond Liabilities, in exchange for shares of Diversified Bond, as described in this Agreement; and

                           11.1.1.2.        The liquidation of Bond through the
 distribution to its record holders of shares of the shares of Diversified Bond as described in this Agreement; and

                  11.1.2. Such other matters as may be determined by the Board of Directors or authorized officers of the parties.

         11.2. Approval of this Reorganization Agreement by the shareholders of Bond shall constitute the waiver of the application of any fundamental policy of Bond that might be deemed to prevent them from taking the actions necessary to effectuate the Reorganization as described, and such policies, if any, shall be deemed to have been amended accordingly.

12.      SHAREHOLDER ACTION ON BEHALF OF PREMIUM BOND.

         12.1. As soon as practicable after the effective date of the N-14 Registration Statement, but in any event prior to the Effective Time and as a condition to the Reorganization, the Board of Directors of ACPR shall call, and ACPR shall hold, a meeting of the shareholders of Premium Bond for the purpose of considering and voting upon:

         12.1.1. Approval of this Agreement and the transactions contemplated hereby, including, without limitation:

         12.1.1.1. The transfer of the Premium Bond Assets to Diversified Bond and the assumption by Diversified Bond of Premium Bond Liabilities, in exchange for shares of Diversified Bond, as described in this Agreement; and

         12.1.1.2. The liquidation of Premium Bond through the distribution to its record holders of shares of the shares of Diversified Bond as described in this Agreement; and

         12.1.2. Such other matters as may be determined by the Board of Directors or authorized officers of the parties.

         12.2. Approval of this Reorganization Agreement by the shareholders of Premium Bond shall constitute the waiver of the application of any fundamental policy of Premium Bond that might be deemed to prevent them from taking the actions necessary to effectuate the Reorganization as described, and such policies, if any, shall be deemed to have been amended accordingly.

13.      REGISTRATION STATEMENT AND PROXY SOLICITATION MATERIALS.

         The N-14 Registration Statement under the 1933 Act, including the combined prospectus/proxy statement contained therein under the 1934 Act and 1940 Act proxy rules, shall be filed with the SEC as promptly as practicable, ACMF, ACPR, and ACIT have cooperated and shall continue to cooperate with each other, and have furnished and shall continue to furnish each other with the information relating to themselves that is required by the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under each of those Acts and state securities laws, to be included in the N-14 Registration Statement.

14.      EFFECTIVE TIME OF THE REORGANIZATION.

         14.1. Delivery of the Intermediate-Term Bond Assets and the shares of Diversified Bond to be issued pursuant to Section 1 and the liquidation of Intermediate-Term Bond pursuant to Section 4 shall occur at the opening of business on the next business day following the Valuation Time, or on such other date, and at such place and time, as may be determined by the President or any Vice President of each party hereto. The date and time at which such actions are taken are referred to herein as the "Effective Time." To the extent any of the Intermediate-Term Bond Assets are, for any reason, not transferred at the Effective Time, ACMF shall cause such Intermediate-Term Bond Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

         14.2. Delivery of the Bond Assets and the shares of Diversified Bond to be issued pursuant to Section 2 and the liquidation of Bond pursuant to Section 4 shall occur at the opening of business on the next business day following the Valuation Time, or on such other date, and at such place and time, as may be determined by the President or any Vice President of each party hereto. The date and time at which such actions are taken are referred to herein as the "Effective Time." To the extent any of the Bond Assets are, for any reason, not transferred at the Effective Time, ACMF shall cause such Bond Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

         14.3. Delivery of the Premium Bond Assets and the shares of Diversified Bond to be issued pursuant to Section 3 and the liquidation of Premium Bond pursuant to Section 4 shall occur at the opening of business on the next business day following the Valuation Time, or on such other date, and at such place and time, as may be determined by the President or any Vice President of each party hereto. The date and time at which such actions are taken are referred to herein as the "Effective Time." To the extent any of the Premium Bond Assets are, for any reason, not transferred at the Effective Time, ACPR shall cause such Premium Bond Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

15.      ACIT CONDITIONS.

         The obligations of ACIT hereunder with respect to Diversified Bond shall be subject to the following conditions precedent:

         15.1. This Agreement and the transactions contemplated by this Agreement shall have been approved by the shareholders of Intermediate-Term Bond, the shareholders of Bond, and the shareholders of Premium Bond in the manner required by law.

         15.2. ACMF shall have duly executed and delivered to ACIT such bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as may be necessary or desirable to transfer all right, title and interest of ACMF and Intermediate-Term Bond in and to the Intermediate-Term Bond Assets. The Intermediate-Term Bond Assets shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

         15.3. ACMF shall have duly executed and delivered to ACIT such bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as may be necessary or desirable to transfer all right, title and interest of ACMF and Bond in and to the Bond Assets. The Bond Assets shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

         15.4. ACPR shall have duly executed and delivered to ACIT such bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as may be necessary or desirable to transfer all right, title and interest of ACPR and Premium Bond in and to the Premium Bond Assets. The Premium Bond Assets shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

         15.5. All representations and warranties made in this Agreement shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time. As of the Valuation Time and the Effective Time, there shall have been no material adverse change in the financial position of Intermediate-Term Bond or Bond since October 31, 2000, or of Premium Bond since March 31, 2001, other than those changes incurred in the ordinary course of business as an investment company. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         15.6. ACIT shall have received a tax opinion acceptable to ACPR and ACMF, addressed to ACIT, ACPR and ACMF in a form reasonably satisfactory to them and dated the Effective Time, substantially to the effect that for federal income tax purposes: (i) the transfer of the Intermediate-Term Bond Assets hereunder, and the assumption by Diversified Bond of the Intermediate-Term Bond Liabilities, in exchange for shares of Diversified Bond, and the distribution of said shares to the shareholders of Intermediate-Term Bond, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368 of the Code, and Intermediate-Term Bond and Diversified Bond will each be considered "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) the transfer of the Bond Assets hereunder, and the assumption by Diversified Bond of the Bond Liabilities, in exchange for shares of Diversified Bond, and the distribution of said shares to the shareholders of Bond, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368 of the Code, and Bond and Diversified Bond will each be considered "a party to a reorganization" within the meaning of Section 368(b) of the Code; (iii) the transfer of the Premium Bond Assets hereunder, and the assumption by Diversified Bond of the Premium Bond Liabilities, in exchange for shares of Diversified Bond, and the distribution of said shares to the shareholders of Premium Bond, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368 of the Code, and Premium Bond and Diversified Bond will each be considered "a party to a reorganization" within the meaning of Section 368(b) of the Code; (iv) no gain or loss will be recognized by Intermediate-Term Bond, Bond, or Premium Bond as a result of such transaction; (v) no gain or loss will be recognized by Diversified Bond as a result of such transaction; (vi) no gain or loss will be recognized by the shareholders of Intermediate-Term Bond on the distribution to them by Intermediate-Term Bond of shares of Diversified Bond in exchange for their shares of Intermediate-Term Bond; (vii) no gain or loss will be recognized by the shareholders of Bond on the distribution to them by Bond of shares of Diversified Bond in exchange for their shares of Bond; (viii) no gain or loss will be recognized by the shareholders of Premium Bond on the distribution to them by Premium Bond of shares of Diversified Bond in exchange for their shares of Premium Bond; (ix) the aggregate basis of Diversified Bond shares received by each shareholder of Intermediate-Term Bond will be the same as the aggregate basis of the shareholder's Intermediate-Term Bond shares immediately prior to the transaction; (x) the aggregate basis of Diversified Bond shares received by each shareholder of Bond will be the same as the aggregate basis of the shareholder's Bond shares immediately prior to the transaction; (xi) the aggregate basis of Diversified Bond shares received by each shareholder of Premium Bond will be the same as the aggregate basis of the shareholder's Premium Bond shares immediately prior to the transaction; (xii) the basis of the Intermediate-Term Bond Assets to Diversified Bond will be the same as the basis of the Intermediate-Term Bond Assets in the hands of Intermediate-Term Bond immediately prior to the exchange; (xiii) the basis of the Bond Assets to Diversified Bond will be the same as the basis of the Bond Assets in the hands of Bond immediately prior to the exchange; (xiv) the basis of the Premium Bond Assets to Diversified Bond will be the same as the basis of the Premium Bond Assets in the hands of Premium Bond immediately prior to the exchange; (xv) a shareholder's holding period for Diversified Bond shares will be determined by including the period for which the shareholder held the shares of Intermediate-Term Bond exchanged therefor, provided that the shareholder held such shares of Intermediate-Term Bond as a capital asset; (xvi) a shareholder's holding period for Diversified Bond shares will be determined by including the period for which the shareholder held the shares of Bond exchanged therefor, provided that the shareholder held such shares of Bond as a capital asset;
(xvii) a shareholder's holding period for Diversified Bond shares will be determined by including the period for which the shareholder held the shares of Premium Bond exchanged therefor, provided that the shareholder held such shares of Premium Bond as a capital asset; (xviii) the holding period of Diversified Bond with respect to the Intermediate-Term Bond Assets will include the period for which the Intermediate-Term Bond Assets were held by Intermediate-Term Bond;
(xix) the holding period of Diversified Bond with respect to the Bond Assets will include the period for which the Bond Assets were held by Bond; and (xx) the holding period of Diversified Bond with respect to the Premium Bond Assets will include the period for which the Premium Bond Assets were held by Premium Bond (except to the extent that an activity or investment of Diversified Bond has the effect of diminishing or eliminating a holding period with respect to an asset).

         15.7. The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under
Section 25(c) of the 1940 Act.

         15.8. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of ACIT, contemplated by the SEC, and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement.

         15.9. The President or a Vice President of ACMF shall have certified that ACMF has performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Time and the Effective Time.

         15.10. The President or a Vice President of ACPR shall have certified that ACPR has performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Time and the Effective Time.

16.      ACMF CONDITIONS.

         The obligations of ACMF hereunder with respect to Intermediate-Term Bond and Bond shall be subject to the following conditions precedent:

         16.1. This Agreement and the transactions contemplated by this Agreement shall have been approved by the shareholders of Intermediate-Term Bond and the shareholders of Bond in the manner required by law.

         16.2. All representations and warranties of ACIT made in this Agreement shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time. As of the Valuation Time and the Effective Time, there shall have been no material adverse change in the financial condition of Diversified Bond since August 20, 2001 other than those changes incurred in the ordinary course of business as an investment company. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         16.3. ACMF shall have received a tax opinion acceptable to ACMF, addressed to ACIT, ACPR and ACMF in a form reasonably satisfactory to them and dated the Effective Time, with respect to the matters specified in Section 15.6.

         16.4. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted, or to the knowledge of ACIT, contemplated by the SEC, and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement.

         16.5. ACMF shall not sell or otherwise dispose of any shares of Diversified Bond to be received in the transactions contemplated herein, except in distribution to its shareholders as contemplated herein.

         16.6. The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under
Section 25(c) of the 1940 Act.

         16.7. The President or a Vice President of ACIT shall have certified that ACIT has performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Time and the Effective Time.

17.      ACPR CONDITIONS.

         The obligations of ACPR hereunder with respect to Premium Bond shall be subject to the following conditions precedent:

         17.1. This Agreement and the transactions contemplated by this Agreement shall have been approved by the shareholders of Premium Bond in the manner required by law.

         17.2. All representations and warranties of ACIT made in this Agreement shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time. As of the Valuation Time and the Effective Time, there shall have been no material adverse change in the financial condition of Diversified Bond since August 20, 2001 other than those changes incurred in the ordinary course of business as an investment company. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         17.3. ACPR shall have received a tax opinion acceptable to ACPR, addressed to ACIT, ACPR and ACMF in a form reasonably satisfactory to them and dated the Effective Time, with respect to the matters specified in Section 15.6.

         17.4. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted, or to the knowledge of ACIT, contemplated by the SEC, and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement.

         17.5. ACPR shall not sell or otherwise dispose of any shares of Diversified Bond to be received in the transactions contemplated herein, except in distribution to its shareholders as contemplated herein.

         17.6. The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under
Section 25(c) of the 1940 Act.

         17.7. The President or a Vice President of ACIT shall have certified that ACIT has performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Time and the Effective Time.


18.      TAX DOCUMENTS.

         18.1. ACMF shall deliver to ACIT at the Effective Time confirmations or other adequate evidence as to the adjusted tax basis of the Intermediate-Term Bond Assets then delivered to Diversified Bond in accordance with the terms of this Agreement.

         18.2. ACMF shall deliver to ACIT at the Effective Time confirmations or other adequate evidence as to the adjusted tax basis of the Bond Assets then delivered to Diversified Bond in accordance with the terms of this Agreement.

         18.3. ACPR shall deliver to ACIT at the Effective Time confirmations or other adequate evidence as to the adjusted tax basis of the Premium Bond Assets then delivered to Diversified Bond in accordance with the terms of this Agreement.

19.      FURTHER ASSURANCES.

         Subject to the terms and conditions herein provided, each of the parties hereto shall use its best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments, and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this Agreement.

20.      TERMINATION OF REPRESENTATIONS AND WARRANTIES.

         The representations and warranties of the parties set forth in this Agreement shall terminate at the Effective Time.

21.      TERMINATION OF AGREEMENT.

         21.1. This Agreement may be terminated prior to the Effective Time by the Board of Trustees of ACIT, the Board of Directors of ACMF, or the Board of Directors of ACPR as provided below:

                  21.1.1. By ACIT if the conditions set forth in Section 15 are not satisfied as specified in said Section;

                  21.1.2. By ACMF if the conditions set forth in Section 16 are not satisfied as specified in said Section;

                  21.1.3. By ACPR if the conditions set forth in Section 17 are not satisfied as specified in said Section;

                  21.1.4.  By the mutual consent of the parties.

         21.2. If a party terminates this Agreement because one or more of its conditions precedent have not been fulfilled, or if this Agreement is terminated by mutual consent, this Agreement will become null and void without any liability of any party or any of their investment portfolios to the others; provided, however, that if such termination is by ACIT pursuant to Section
21.1.1 as a result of a breach by either ACMF or ACPR of any of its representations, warranties or covenants in this Agreement, or such termination is by ACMF pursuant to Section 21.1.2 as a result of a breach by either ACIT or ACPR of any of its representations, warranties or covenants in this Agreement, or such termination is by ACPR pursuant to Section 21.1.3 as a result of a breach by either ACIT or ACMF of any of its representations, warranties or covenants in this Agreement, nothing herein shall affect a non-breaching party's right to damages on account of such other party's breach.

22.      AMENDMENT AND WAIVER.

         At any time prior to or (to the fullest extent permitted by law) after approval of this Agreement by the shareholders of ACMF and ACPR, (a) the parties hereto may, by written agreement authorized by their respective Board of Directors or Trustees, as the case may be, or their respective Presidents or any Vice Presidents, and with or without the approval of their shareholders, amend any of the provisions of this Agreement, and (b) either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and executed by the President or Vice President of the waiving party with or without the approval of such party's shareholders).

23.      GOVERNING LAW.

         This Agreement and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of Massachusetts without giving effect to the conflicts of law principles otherwise applicable therein.

24.      SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon the respective successors and permitted assigns of the parties hereto. This Agreement and the rights, obligations and liabilities hereunder may not be assigned by either party without the consent of the other party.

25.      BENEFICIARIES.

         Nothing contained in this Agreement shall be deemed to create rights in persons not parties hereto, other than the successors and permitted assigns of the parties.

26.      ACIT LIABILITY.

         26.1. The name "American Century Investment Trust" and "Trustees of American Century Investment Trust" refer respectively to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under an Amended and Restated Agreement and Declaration of Trust dated as of March 9, 1998, as amended, which is hereby referred to and copies of which are on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of ACIT. The obligations of ACIT entered into in the name or on behalf thereof by any of its trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of ACIT personally, but bind only the trust property, and all persons dealing with any portfolio of ACIT must look solely to the trust property belonging to such portfolio for the enforcement of any claims against ACIT.

         26.2. All parties specifically acknowledge and agree that any liability of ACIT under this Agreement with respect to Diversified Bond, or in connection with the transactions contemplated herein with respect to Diversified Bond, shall be discharged only out of the assets of Diversified Bond and that no other portfolio of ACIT, if any, shall be liable with respect thereto.

27.      ACMF LIABILITY.

         27.1. All parties specifically acknowledge and agree that any liability of ACMF under this Agreement with respect to Intermediate-Term Bond or in connection with the transactions contemplated herein with respect to Intermediate-Term Bond, shall be discharged only out of the Intermediate- Term Bond Assets and that no other portfolio of ACMF shall be liable with respect thereto.

         27.2. All parties specifically acknowledge and agree that any liability of ACMF under this Agreement with respect to Bond or in connection with the transactions contemplated herein with respect to bond, shall be discharged only out of the Bond Assets and that no other portfolio of ACMF shall be liable with respect thereto.

28.      ACPR LIABILITY.

         28.1. All parties specifically acknowledge and agree that any liability of ACPR under this Agreement with respect to Premium Bond or in connection with the transactions contemplated herein with respect to Premium Bond, shall be discharged only out of the Premium Bond Assets and that no other portfolio of ACPR shall be liable with respect thereto.

29.      NOTICES.

         All notices required or permitted herein shall be in writing and shall be deemed to be properly given when delivered personally or by telecopier to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to a nationally recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice at the address or telecopier number stated below or to such other address or telecopier number as may hereafter be furnished in writing by notice similarly given by one party to the other party hereto:

         If to American Century Investment Trust, American Century Mutual Funds, Inc., or American Century Premium Reserves, Inc.:

                                    Charles A. Etherington
                                    4500 Main Street
                                    Kansas City, MO  64111

30.      EXPENSES.

         Expenses incurred in connection with the Reorganization are the sole responsibility of and will be borne by American Century Investment Management, Inc. or one or more of its affiliates.

31.      ENTIRE AGREEMENT.

         This Agreement embodies the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein.

32.      COUNTERPARTS.

         This Agreement may be executed in any number of counterparts, each of which, when executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the date first written.


AMERICAN CENTURY INVESTMENT TRUST


By:  /s/Charles A. Etherington
           Charles A. Etherington
           Vice President


ATTEST:   /s/Anastasia H. Enneking
                       Anastasia H. Enneking


AMERICAN CENTURY MUTUAL FUNDS, INC.


By:  /s/Charles A. Etherington
           Charles A. Etherington
           Vice President


ATTEST:   /s/Anastasia H. Enneking
                      Anastasia H. Enneking

AMERICAN CENTURY PREMIUM RESERVES, INC.


By:  /s/Charles A. Etherington
           Charles A. Etherington
           Vice President


ATTEST:   /s/Anastasia H. Enneking
                      Anastasia H. Enneking